UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934

Date of Report: July 28, 2003
(Date of earliest event reported)

Hawk Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-13797	34-1608156
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

200 Public Square, Suite 30-5000, Cleveland, Ohio 44114
(Address of principal executive offices including zip code)

(216) 861-3553
(Registrant’s telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)	Exhibits:

99.1 Hawk Corporation Press Release dated July 28, 2003

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 28, 2003, Hawk Corporation issued a press release containing Hawk’s financial results for the 2nd quarter of 2003. The press release will be posted to Hawk’s website <www.hawkcorp.com> and a copy is also set forth in Exhibit 99.1. Pursuant to General Instruction B, subsection 2, of Form 8-K, this exhibit is not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, but is instead furnished as required by that section.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 29, 2003	HAWK CORPORATION

By: /s/ Thomas A. Gilbride __________________________
Thomas A. Gilbride Vice President – Finance and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Hawk Corporation Press Release dated July 28, 2003